













LAREDO
PETROLEUM

2016 Second-Quarter Financial and Operating Results

August 2016

Forward-Looking / Cautionary Statements

This presentation, including oral statements made in connection herewith, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that Laredo Petroleum, Inc. (together with its subsidiaries, the "Company", "Laredo" or "LPI") assumes, plans, expects, believes or anticipates will or may occur in the future are forward-looking statements. The words "believe," "expect," "may," "estimates," "will," "anticipate," "plan," "project," "intend," "indicator," "foresee," "forecast," "guidance," "should," "would," "could," "goal," "target," "suggest" or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature and are not guarantees of future performance. However, the absence of these words does not mean that the statements are not forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of plans, strategies, objectives and anticipated financial and operating results of the Company, including the Company's drilling program, production, hedging activities, capital expenditure levels and other guidance included in this presentation. These statements are based on certain assumptions made by the Company based on management's expectations and perception of historical trends, current conditions, anticipated future developments and rate of return and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to financial performance and results, current economic conditions and resulting capital restraints, prices and demand for oil and natural gas and the related impact to financial statements as a result of asset impairments and revisions to reserve estimates, availability and cost of drilling equipment and personnel, availability of sufficient capital to execute the Company's business plan, impact of compliance with legislation and regulations, successful results from the Company's identified drilling locations, the Company's ability to replace reserves and efficiently develop and exploit its current reserves and other important factors that could cause actual results to differ materially from those projected as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2015 and other reports filed with the Securities Exchange Commission ("SEC").

Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

The SEC generally permits oil and natural gas companies to disclose proved reserves in filings made with the SEC, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions and certain probable and possible reserves that meet the SEC's definitions for such terms. In this presentation, the Company may use the terms "unproved reserves," "resource potential," "estimated ultimate recovery," "EUR," "development ready," "horizontal productivity confirmed," "horizontal productivity not confirmed" or other descriptions of potential reserves or volumes of reserves which the SEC guidelines restrict from being included in filings with the SEC without strict compliance with SEC definitions. "Unproved reserves" refers to the Company's internal estimates of hydrocarbon quantities that may be potentially discovered through exploratory drilling or recovered with additional drilling or recovery techniques. "Resource potential" is used by the Company to refer to the estimated quantities of hydrocarbons that may be added to proved reserves, largely from a specified resource play potentially supporting numerous drilling locations. A "resource play" is a term used by the Company to describe an accumulation of hydrocarbons known to exist over a large areal expanse and/or thick vertical section potentially supporting numerous drilling locations, which, when compared to a conventional play, typically has a lower geological and/or commercial development risk. The Company does not choose to include unproved reserve estimates in its filings with the SEC. "Estimated ultimate recovery", or "EUR", refers to the Company's internal estimates of per-well hydrocarbon quantities that may be potentially recovered from a hypothetical and/or actual well completed in the area. Actual quantities that may be ultimately recovered from the Company's interests are unknown. Factors affecting ultimate recovery include the scope of the Company's ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability and cost of drilling services and equipment, lease expirations, transportation constraints, regulatory approvals and other factors, as well as actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of ultimate recovery from reserves may change significantly as development of the Company's core assets provide additional data. In addition, the Company's production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.

2Q-16 Highlights

- Produced a Company record 47,667 BOE/d, exceeding the top end of updated production guidance
- Increased anticipated full-year 2016 production to a range midpoint of 17.15 MBOE, up ~5.5% from prior guidance midpoint of 16.25 MBOE
- Completed 16 Hz wells with an average completed lateral length of ~9,700', with 10 wells reaching peak 30-day IP rates that averaged 135% of type curve
- Reduced unit LOE by 36% YoY to $4.43/BOE from $6.90/BOE in 2Q-15
- Grew transported oil on the Medallion pipeline system to 99,039 BOPD, increasing from 34,600 BOPD in 2Q-15
- Recognized >$6.4 MM of cash benefits from prior LMS field infrastructure investments through reduced costs and increased revenue
- Received $45 MM of net cash settlements on commodity derivatives, net of premiums paid, increasing the average realized sales price by $19.49/Bbl for oil and $0.82/Mcf for natural gas

2Q-16 Operational Achievements

- Produced >47.7 MBOE/d, ~46% oil
  - 3% BOE/d beat to updated guidance midpoint
- Invested ~$80 MM in exploration and development capital[1] and increased FY-16 production guidance
- Completed 16 Hz wells with 100% working interest in multiple zones, 10 of which have achieved peak 30-day average IP rates exceeding type curve by an average of 35%

Well Name[2]	Zone	Completed Lateral Length (Ft)	30-Day Average IP (BOE)	% of Type Curve[3]
Sugg-E-197-198-5NU	UWC	7,371	1,089	153%
Sugg-E-197-198-6NU	UWC	7,438	959	134%
LPI-Cox-21-16-4NU	UWC	9,892	1,038	110%
Cox-21-16-5NU	UWC	9,853	950	101%
Cox-21-16-7NU	UWC	9,936	987	104%
Cox-21-16-8NU	UWC	9,936	887	94%
Holt-C-132-130-4NM	MWC	10,491	1,381	159%
Holt-C-132-130-8NM	MWC	10,671	1,355	153%
Holt-C-132-133-4SM	MWC	9,757	1,329	164%
Holt-C-132-133-8SM	MWC	9,937	1,494	181%
2Q-16 AVERAGE			1,147	135%

LAREDO PETROLEUM

[1] Excludes previously-announced $11 MM bolt-on acquisition. Total 2Q-16 exploration & development capital is $91 MM
[2] Only includes wells completed in the quarter that have achieved peak 30-day rates
[3] Adjusted for lateral length

Earth Model and Optimized Completions Benefits



Cumulative Production (MBO)
2,200
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
0
30
60
90
120
150
180
210
240
270
300
330
Producing Days
36
32
28
24
20
16
12
8
4
0
# of Wells
10 - 20% Uplift from Optimized Completions
10 - 20% Uplift from Earth Model
Actual Oil Production¹
Earth Model Estimated Oil Production
Oil Type Curve

All wells utilizing the Earth Model and optimized completions have performed at an average of ~134% of Oil Type Curve[1]

[1] Average cumulative production data through 7/30/16. 29 Hz wells have utilized both the Earth Model and optimized completions

LAREDO PETROLEUM

Earth Model and Optimized Completions Benefits by Horizon



Upper Wolfcamp
Cumulative Production (MBOE)
250
200
150
100
50
0
0
60
120
180
240
300
360
Producing Days
1.1 MMBOE
18 Wells Avg. 1,690 #/ft Sand
~125% Type Curve



Middle Wolfcamp
Cumulative Production (MBOE)
250
200
150
100
50
0
0
60
120
180
240
300
360
Producing Days
1.0 MMBOE
10 Wells Avg. 1,730 #/ft Sand
~147% of Type Curve



Cline
Cumulative Production (MBOE)
250
200
150
100
50
0
0
60
120
180
240
300
360
Producing Days
1.0 MMBOE
1 Well 1,770 #/ft Sand
~122% of Type Curve

Wells drilled with the Earth Model and optimized completions have resulted in significant outperformance versus the Company's type curves

Note: Average cumulative production data through 7/30/16. Production has been scaled to 10,000' EUR type curves and non-producing days (for shut-ins) have been removed

Raising FY-16 Production Guidance



18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Production1,2 (MBOE)
2011
2012
2013
2014
2015
FY-16E3
~18% CAGR
Previous Guidance Mdpt 16.25 MMBOE

Increasing FY-16E Production Guidance

- 2Q-16 production of 47.7 MBOE/d, 3% above midpoint of increased guidance, attributable to
  - Earth Model utilization
  - Enhanced completions
  - Infrastructure investment benefits
  - Reduced well downtime

Increased FY-16E production guidance ~5.5% to 17.0 – 17.3 MMBOE

LAREDO PETROLEUM

[1] Production numbers prior to 2014 have been converted to 3-stream using an 18% uplift. 2014 results have been converted to 3-stream using actual gas plant economics
[2] 2011 - 2013 adjusted for Granite Wash divestiture, closed August 1, 2013
[3] 2016E based on guidance provided for full-year 2016 in the Company's Press Release dated August 3, 2016

Top-Tier Unit LOE



$8
$7
$6
$5
$4
$3
$2
$1
$0
LOE ($/BOE)
1Q-15
2Q-15
3Q-15
4Q-15
1Q-16
2Q-16

~42% reduction in unit LOE since 1Q-15

Drilling Efficiencies Yield Ongoing Savings

Increased Efficiencies



Total Drilling Efficiency
Average Feet Drilled
Rig Accept to Rig Release (Ft/Day)
1,200
1,000
800
600
400
200
0
~85% Increase
1Q-15
2Q-15
3Q-15
4Q-15
1Q-16
2Q-16



Drilled Lateral Length
Average Drilled Lateral Length (Ft)
12,000
10,000
8,000
6,000
4,000
2,000
0
>43% Increase
1Q-15
2Q-15
3Q-15
4Q-15
1Q-16
2Q-16

Lower Costs



Average Drilling Days
Average Drilling Days Rig Accept
to Rig Release (Days)
30
25
20
15
10
5
0
>40% Decrease
1Q-15
2Q-15
3Q-15
4Q-15
1Q-16
2Q-16



Drilling Cost per Foot
D&C Cost per
Completed Foot ($/Ft)
$1,200
$1,000
$800
$600
$400
$200
$0
>40% Decrease
1Q-15
2Q-15
3Q-15
4Q-15
1Q-16
2Q-16

LAREDO PETROLEUM

Decreasing D&C Costs


D&C Capital Savings [1]
D&C Capital Per Well ($ MM)
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
7,500' Lateral
10,000' Lateral
Decreased $1.6 MM
Decreased $1.9 MM
$7.0
$1.1
$5.9
$6.1
$0.8
$5.3
$5.4
$0.8
$4.6
$8.2
$1.4
$6.8
$6.9
$1.0
$5.9
$6.3
$0.9
$5.4
YE-15 [2]
FY-16E (Feb)
FY-16E (Current)
YE-15 [2]
FY-16E (Feb)
FY-16E (Current)
1,800 lb sand completion addition
1,100 lb D&C capital

23% average D&C capital savings in 6 months in all zones

[1] Representative of 2-well pad costs
[2] YE-15 well cost estimates for FY-16

LAREDO PETROLEUM

Infrastructure Lowers Capital & Operational Costs

- Infrastructure includes crude gathering/transportation, water gathering, distribution & recycle, natural gas gathering, and centralized gas lift compression
- >775 wells served by midstream assets
- >$6.4 MM total realized benefits in 2Q-16[1]
- ~$26.5 MM total estimated benefits for FY-16[1]
- Invested ~$150 MM to date in crude oil, water and natural gas midstream assets

Prior investment in infrastructure providing tangible benefits



HOWARD
MITCHELL
GLASSCOCK
STERLING
TOM GREEN
REAGAN
IRION
Natural gas lines
Oil gathering lines
Water lines
LPI leasehold
Corridor benefits

[1] Benefits defined as capital savings, LOE savings, price uplift and LMS net operating income

Corridor Financial Benefits

LMS Service	2Q-16 Benefits Actual ($ MM)	2016 Benefits Estimated ($ MM)[1]	LPI Financial Benefits
Crude Gathering	$2.4	$10.5	Increased revenues & 3rd-party income
Centralized Gas Lift	$0.2	$0.8	LOE savings
Frac Water (Recycled vs Fresh)	$0.4	$2.0	Capital savings
Produced Water (Recycled vs Disposed)	$0.6	$2.7	Capital & LOE savings
Produced Water (Gathered vs Trucked)	$2.8	$10.5	Capital & LOE savings
Corridor Benefit	$6.4	$26.5	

~$1.8 million benefit over life of each 10,000' corridor well, with >25% of the benefit received in the first six months[1]

[1] Benefits estimates as of July 28, 2016

Medallion-Midland Basin Crude Oil System


Medallion's Delivered Volumes
Volumes (MBOPD)
140
120
100
80
60
40
20
0
1Q-15
2Q-15
3Q-15
4Q-15
1Q-16
2Q-16
3Q-16E
>20% 3rd-party volume increase
Laredo
3rd party


MARTIN
HOWARD
MITCHELL
Bridgetex
Shell's Tanks, PE II
Enterprise
GLASSCOCK
MIDLAND
STERLING
COKE
TOM GREEN
UPTON
REAGAN
IRION
Longhorn Pipeline

- Truck offloading
- Delivery point
- Refinery
- LPI leasehold
- 3rd-party acreage
- Medallion pipelines

Throughput on the Medallion system has grown tremendously since inception

LAREDO PETROLEUM

Top-Tier, Multi-Year Hedge Position



Oil Hedges
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
% Oil Hedged[1]
2H-16
FY-17
FY-18



Natural Gas Hedges
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
% Natural Gas Hedged[1]
2H-16
FY-17
FY-18

	2H-16	FY-17	FY-18	2H-16	FY-17	FY-18
Weighted-Average Floor Price:	$67.13	$57.01	$55.98	$3.00	$2.65	$2.50

Consistent philosophy to protect capital program and debt service while retaining substantial upside

[1]Utilizing flat 2016 production for FY-17 and FY-18 percent hedged

Note: Does not include 2017 NGL hedges of 444,000 Bbl of ethane or 375,000 Bbl of propane

LAREDO PETROLEUM

Oil, Natural Gas & Natural Gas Liquids Hedges

OIL[1]	2H-16	2017	2018	Total
Puts:				
Hedged volume (Bbls)	1,098,000	1,049,375	1,049,375	3,196,750
Weighted average price ($/Bbl)	$42.95	$60.00	$60.00	$54.14
Swaps:				
Hedged volume (Bbls)	791,200	2,007,500	1,095,000	3,893,700
Weighted average price ($/Bbl)	$84.82	$51.54	$52.12	$58.46
Collars:				
Hedged volume (Bbls)	1,833,500	2,628,000		4,461,500
Weighted average floor price ($/Bbl)	$73.98	$60.00		$65.74
Weighted average ceiling price ($/Bbl)	$89.62	$97.22		$94.10
Total volume with a floor (Bbls)	3,722,700	5,684,875	2,144,375	11,551,950
Weighted-average floor price ($/Bbl)	$67.13	$57.01	$55.98	$60.08

NATURAL GAS[2]	2H-16	2017	2018	Total
Puts:				
Hedged volume (MMBtu)		8,040,000	8,220,000	16,260,000
Weighted average floor price ($/MMBtu)		$2.50	$2.50	$2.50
Collars:				
Hedged volume (MMBtu)	9,384,000	10,731,000	4,635,500	24,750,500
Weighted average floor price ($/MMBtu)	$3.00	$2.76	$2.50	$2.80
Weighted average ceiling price ($/MMBtu)	$5.60	$3.53	$3.60	$4.33
Total volume with a floor (MMBtu)	9,384,000	18,771,000	12,855,500	41,010,500
Weighted-average floor price ($/MMBtu)	$3.00	$2.65	$2.50	$2.68

NATURAL GAS LIQUIDS[3]	2H-16	2017	2018	Total
Swaps - Ethane:				
Hedged volume (Bbls)		444,000		
Weighted average price ($/Bbl)		$11.24		
Swaps - Propane:				
Hedged volume (Bbls)		375,000		
Weighted average price ($/Bbl)		$22.26		
Total volume with a floor (Bbls)		819,000		

LAREDO PETROLEUM

Note: Open positions as of 06/30/16, including hedges placed through 08/03/16
[1] Oil derivatives are settled based on the month's average daily NYMEX price of WTI Light Sweet Crude Oil
[2] Natural gas derivatives are settled based on Inside FERC index price for West Texas Waha for the calculation period
[3] Natural gas liquids derivatives are settled based on the month's daily average of OPIS Mt. Belvieu Purity Ethane and TET Propane

Strong Financial Position

- ~$760 million of liquidity[1]
- No term debt due until 2022
  - $950 million of notes callable at Laredo's option in 2017
- Peer-leading, multi-year hedge position



Debt Maturity Summary
$1,000
$800
$600
$400
$200
$0
Debt ($ MM)
5.625%
7.375%
6.250%
2016
2017
2018
2019
2020
2021
2022
2023
$70 MM Revolver (drawn)1
$815 MM Borrowing Base2
$1.3 B Senior unsecured notes

[1] As of August 2, 2016
[2] As of May 2016 redetermination; Medallion interest is not pledged to borrowing base

Third-Quarter 2016 Guidance

	3Q-2016
Production (MMBOE)	4.2 - 4.4
Product % of total production:	
Crude oil	45% - 47%
Natural gas liquids	26% - 27%
Natural gas	27% - 28%
Price Realizations (pre-hedge):	
Crude oil (% of WTI)	~85%
Natural gas liquids (% of WTI)	~25%
Natural gas (% of Henry Hub)	~70%
Operating Costs & Expenses:	
Lease operating expenses ($/BOE)	$4.25 - $4.75
Midstream expenses ($/BOE)	$0.15 - $0.35
Production and ad valorem taxes (% of oil, NGL and natural gas revenue)	8.25%
General and administrative expenses:	
General and administrative - cash ($/BOE)	$3.00 - $3.75
General and administrative - noncash stock-based compensation ($/BOE)	$2.25 - $3.00
Depletion, depreciation and amortization ($/BOE)	$8.00 - $9.00

Appendix







LAREDO PETROLEUM







Midland Basin Acreage Acquisition Bolsters Existing Footprint

- **Acquisition overview:**
  - **$125 MM purchase price[1]**
  - **300 BOE/D Laredo-operated production**
  - **~9,200 net acres**
- **Increases working interest in current western Glasscock and Reagan County leasehold**
- **Facilitates value-added new Western Glasscock production corridor**
- **100% of acquired acreage covered with Earth Model**



HOWARD
MITCHELL
GLASSCOCK
STERLING
TOM GREEN
REAGAN
IRION
Legend
Acquired Acreage
Laredo Leasehold

[1] $94.35 MM closed as of 8/2/16 and $30.65 MM expected to close upon the satisfaction of certain preferential purchase rights or consents

LAREDO PETROLEUM

Medallion-Midland Basin: The Premier Pipeline in the Permian


Yoakum
Terry
Lynn
Garza
Kent
Gaines
Dawson
Borden
Scurry
Andrews
Martin
Howard
Mitchell
Ector
Sterling
Coke
Crane
Upton
Reagan
Irion
Tom Green
Schleicher

- ~500 miles with >290,000 net acres dedicated to system
- $0.45/Bbl 2Q-16 cash flow margin net to LPI
- YE-16 estimated average exit rate of 140,000 BOPD
- ~2 MM acres either under AMI or supporting firm commitments

Medallion–Midland Basin pipelines

Current Oil Production per Square Mile (bbl/d)

0 200 400 600 800 1,000 1,200+

Note: Heat map generated by RS Energy Group

LAREDO PETROLEUM

Upper Wolfcamp Type Curves



1,000
100
10
BOE/D
1
12
24
36
48
60
Months

10,000' Lateral

- EUR: 1,110 MBOE (45% oil)
- 180-day cumulative: 118 MBOE (61% oil)
- 365-day cumulative: 187 MBOE (58% oil)

Normalized production[1]
Type curve



1,000
100
10
BOE/D
1
12
24
36
48
60
Months

7,500' Lateral

- EUR: 850 MBOE (45% oil)
- 180-day cumulative: 90 MBOE (61% oil)
- 365-day cumulative: 142 MBOE (58% oil)

Normalized production[2]
Type curve

[1] Data includes horizontal wells with lateral lengths >8,500' and 31 stages
[2] Data includes horizontal wells with lateral lengths >6,000' and 24 stages
Note: Production data as of 7/21/16, utilizing 73% residue shrink & 116 Bbl/MMcf yield

LAREDO PETROLEUM

Middle Wolfcamp Type Curves


1,000
100
10
BOE/D
1
12
24
36
48
60
Months
Normalized production[1]
Type curve

10,000' Lateral

- EUR: 1,000 MBOE (51% oil)
- 180-day cumulative: 104 MBOE (62% oil)
- 365-day cumulative: 165 MBOE (59% oil)


1,000
100
10
BOE/D
1
12
24
36
48
60
Months
Normalized production[2]
Type curve

7,500' Lateral

- EUR: 750 MBOE (51% oil)
- 180-day cumulative: 79 MBOE (62% oil)
- 365-day cumulative: 125 MBOE (59% oil)

[1] Data includes horizontal wells with lateral lengths >8,500' and 31 stages
[2] Data includes horizontal wells with lateral lengths >6,000' and 24 stages
Note: Production data as of 7/21/16, utilizing 73% residue shrink & 116 Bbl/MMcf yield

LAREDO PETROLEUM

2015 & 2016 (YTD) Actuals

		1Q-15	2Q-15	3Q-15	4Q-15	FY-15	1Q-16	2Q-16
Production	**Production (3-Stream)**							
	BOE/D	**47,487**	**46,532**	**44,820**	**40,368**	**44,782**	**46,202**	**47,667**
	% oil	**51%**	**46%**	**45%**	**45%**	**47%**	**48%**	**46%**
Realized Pricing	**3-Stream Prices**							
	Gas ($/Mcf)	$2.14	$1.82	$2.01	$1.76	$1.93	$1.31	$1.31
	NGL ($/Bbl)	$13.34	$12.85	$10.36	$11.06	$11.86	$8.50	$12.24
	Oil ($/Bbl)	$41.73	$50.77	$42.88	$36.97	$43.27	$27.51	$39.37
Unit Cost Metrics	**3-Stream Unit Cost Metrics**							
	Lease Operating ($/BOE)	$7.58	$6.90	$6.09	$5.83	$6.63	$4.88	$4.43
	Midstream ($/BOE)	$0.37	$0.38	$0.26	$0.43	$0.36	$0.14	$0.27
	G&A ($/BOE)	$5.11	$5.48	$5.56	$6.04	$5.53	$4.63	$4.73
	DD&A ($/BOE)	$16.83	$17.03	$16.19	$18.01	$16.99	$9.87	$7.88

2014 Two-Stream to Three-Stream Conversions

			1Q-14	2Q-14	3Q-14	4Q-14	FY-14
Production	Production (2-Stream)						
	BOE/D		27,041	28,653	32,970	39,722	32,134
		% oil	58%	58%	59%	60%	59%
	Production (3-Stream)						
	BOE/D		32,358	33,829	38,798	46,379	37,882
		% oil	49%	49%	50%	51%	50%
Realized Pricing	2-Stream Prices						
	Gas ($/Mcf)		$7.04	$6.08	$5.80	$4.46	$5.72
	Oil ($/Bbl)		$91.78	$94.47	$87.65	$65.05	$82.83
	3-Stream Prices						
	Gas ($/Mcf)		$4.00	$3.73	$3.25	$3.00	$3.45
	NGL ($/Bbl)		$32.88	$28.79	$29.21	$19.65	$27.00
	Oil ($/Bbl)		$91.78	$94.47	$87.65	$65.05	$82.83
Unit Cost Metrics	2-Stream Unit Cost Metrics						
	Lease Operating ($/BOE)		$8.95	$7.74	$8.30	$8.04	$8.23
	Midstream ($/BOE)		$0.35	$0.59	$0.40	$0.50	$0.46
	G&A ($/BOE)		$11.36	$11.34	$8.93	$5.95	$9.04
	DD&A ($/BOE)		$20.38	$20.35	$21.08	$21.85	$21.01
	3-Stream Unit Cost Metrics						
	Lease Operating ($/BOE)		$7.48	$6.55	$7.05	$6.88	$6.98
	Midstream ($/BOE)		$0.29	$0.50	$0.34	$0.43	$0.39
	G&A ($/BOE)		$9.50	$9.60	$7.59	$5.10	$7.67
	DD&A ($/BOE)		$17.03	$17.23	$17.91	$18.72	$17.83